UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2006

Headwaters Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-32459	87-0547337
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10653 South River Front Parkway, Suite 300 South Jordan, UT	84095
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 984-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01:	Regulation FD Disclosure:

Notes Offering. As described in more detail in Exhibit 99.1 attached hereto, Headwaters announced the commencement of a private offering of $150 million of its senior subordinated notes due 2016.

Item 9.01:	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release announcing commencement of a private offering of $150 million of senior subordinated notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2006

HEADWATERS INCORPORATED (Registrant)

By	/s/ Kirk A. Benson
Kirk A. Benson Chief Executive Officer (Principal Executive Officer)

EXHIBITS

99.1	Press release announcing commencement of a private offering of $150 million of senior subordinated notes.